                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 31, 2000




                               INSMED INCORPORATED
             (Exact name of registrant as specified in its charter)




           VIRGINIA                                0-30739                         54-1972729
--------------------------------------------------------------------------------------------------
(State or other jurisdiction of             (Commission File Number)             (I.R.S. Employer
          incorporation)                                                       Identification No.)




                    800 East Leigh Street, Richmond, VA 23219
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (804) 828-6893

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 31, 2000, Insmed Incorporated, a Virginia corporation ("Insmed" or the "Company") acquired all of the outstanding shares of Celtrix Pharmaceuticals, Inc., a Delaware corporation ("Celtrix") pursuant to an Amended and Restated Agreement and Plan of Reorganization by and among Insmed, Celtrix, Celtrix Mergersub, Inc. ("Celtrix Mergersub") and Insmed Pharmaceuticals, Inc., dated as of February 9, 2000 (the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, the Company issued approximately 39,397,772 shares of Insmed common stock to the former Celtrix stockholders, representing an aggregate consideration of approximately $72 million. Celtrix, a biopharmaceutical company, develops novel drug candidates to treat seriously debilitating, degenerative conditions primarily associated with aging, chronic diseases and severe trauma.

         Insmed effected the acquisition through a merger and a share exchange. Pursuant to the Reorganization Agreement, Celtrix Mergersub, a wholly-owned subsidiary of Insmed merged with and into Celtrix with Celtrix as the surviving corporation (the "Merger"). As a result of the Merger, Celtrix became a wholly-owned subsidiary of Insmed. In addition, pursuant to the Reorganization Agreement, Insmed Pharmaceuticals, Inc., a Virginia corporation ("Insmed Pharmaceuticals") and the Company conducted a share exchange by which Insmed Pharmaceuticals shareholders exchanged their shares of Insmed Pharmaceuticals capital stock for shares of Insmed capital stock (the "Share Exchange" and together with the Merger, the "Reorganizations"). Following the Share Exchange, Insmed Pharmaceuticals also became a wholly-owned subsidiary of Insmed.

         Pursuant to the Reorganization Agreement, each holder of Celtrix common stock received one (1) share of Insmed common stock in exchange for each share of Celtrix common stock held as of the effective time of the Reorganizations (the "Effective Time") and each holder of Celtrix Series A Preferred Stock received approximately 526.68 shares of Insmed common stock in exchange for each share of Celtrix Series A Preferred Stock held as of the Effective Time. Pursuant to the Reorganization Agreement, each Insmed Pharmaceuticals shareholder received 3.5 shares of Insmed common stock for each share of Insmed Pharmaceuticals common stock and Insmed Pharmaceuticals Series A Preferred Stock and Insmed Pharmaceuticals Series B Preferred Stock held as of the Effective Time. Each option to purchase shares of Celtrix common stock outstanding at the Effective Time converted into a new option to purchase shares of Insmed common stock equal to the number of shares purchasable under the Celtrix option. Each option or warrant to purchase shares of Insmed Pharmaceuticals common stock outstanding at the Effective Time converted into a new option or warrant, as the case may be, to purchase a number of shares of Insmed common stock equal to the number of shares of Insmed Pharmaceuticals common stock that were subject to the option or warrant, as the case may be, multiplied by 3.5 at an exercise price per share divided by 3.5 and rounded up to the nearest tenth of a cent. These exchange ratios were determined in arms-length negotiations. Pursuant to the Reorganization Agreement, the Company is paying cash instead of issuing fractional shares or options or warrants to purchase fractional shares. Insmed's common stock is listed on the Nasdaq Small Cap market under the symbol "INSM."

         Other than one director who abstained solely because of a potential conflict of interest, the Insmed Board of Directors unanimously approved the Reorganizations. Edgar G. Engleman, a member of the Insmed and Insmed Pharmaceuticals board of directors, is a General Partner of BioAsia Investments, LLC. BioAsia is the general partner of Biotechnology Development Fund, L.P. and Biotechnology Development Fund III, L.P. As of February 9, 2000, the date the parties executed the Reorganization Agreement, the Biotechnology Fund(s) owned
(i) 917,500 shares of Insmed Pharmaceuticals Series B Preferred Stock; (ii) 4,530,516 shares of Celtrix common stock; (iii) an option to purchase 75,000 shares of Celtrix common stock at an exercise price of $2.438 per share, which the Biotechnology Fund(s) subsequently exercised; and (iv) a warrant to purchase 615,258 shares of Celtrix common stock at an exercise of $2.68 per share, which the Biotechnology Fund(s) subsequently exercised. Dr. Engleman participated in a number of Celtrix board meetings in an "observer" status, with no voting rights. Further, at Celtrix Board meetings he acknowledged his position as a director of Insmed Pharmaceuticals and any possible conflict of interest arising out of his association with both companies by absenting himself from the process and discussions concerning the proposed Reorganizations. At board meetings of Insmed and Insmed Pharmaceuticals, Dr. Engleman abstained on all voting matters related to the Reorganizations.

         Also on May 31, 2000, the Company and Insmed Pharmaceuticals completed a sale of Insmed Pharmaceuticals common stock and Insmed warrants pursuant to a Purchase Agreement among Insmed, Insmed Pharmaceuticals and certain investors named therein, dated January 13, 2000 (the "Purchase Agreement"). A group of investors led by Cooper Hill Partners, LLC and including funds managed by Orbi Med Advisors, Quantum Partners and Vector Fund Management (the "Investors"), purchased a total of 5,632,678 shares of Insmed Pharmaceuticals common stock and 6,901,344 warrants of Insmed, with each warrant exercisable into one share of Insmed common stock at a price of $2.25. In connection with this financing, the Company received an aggregate consideration of $34.5 million. Immediately after the Effective Time, the Investors owned approximately 22.1% of the Company.

         With the acquisition of Celtrix, the Company adds SomatoKine(R) to its product portfolio. Currently in Phase II clinical trials, SomatoKine is a human recombinant equivalent to the naturally occurring complex of the hormone, insulin-like growth factor-I (IGF-I) and its primary binding protein (IGFBP3). Results from a Phase II study indicate SomatoKine has the potential to amplify bone repair metabolism and functional recovery following hip fracture. In a study of patients with type 1 diabetes, SomatoKine reduced insulin requirements and lowered average daily glucose levels.

         After the acquisition, Insmed now has a clinical stage product portfolio that includes drugs for type 1 and type 2 diabetes, polycystic ovary syndrome, and osteoporotic hip fracture. The Company believes that the expanded product portfolio should increase business development activities and improve financial results.

         The foregoing description is qualified in its entirety by reference to the Joint Proxy Statement/Prospectus of Insmed Pharmaceuticals and Celtrix, dated as of May 4, 2000, included in Insmed's Registration Statement on Form S-4, dated as of February 10, 2000, as amended (File No. 333-30098), the Reorganization Agreement, the Purchase Agreement and the Press Release, dated June 1, 2000, announcing the completion of the Reorganizations, which are filed as exhibits hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         The financial information required by this item will be filed by amendment not later than August 14, 2000.

(b)      Pro Forma Financial Information.

         The financial information required by this item will be filed by amendment not later than August 14, 2000.

(c)      Exhibits

         2.1 Amended and Restated Agreement and Plan of Reorganization by and among Insmed, Inc., Celtrix Pharmaceuticals, Inc., Celtrix Mergersub, Inc. and Insmed Pharmaceuticals, Inc. dated as of February 9, 2000 (incorporated herein by reference to Annex A to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended
                  (File No. 333-30098)).

         2.2 Purchase Agreement among Insmed, Inc., Insmed Pharmaceuticals, Inc. and certain investors named therein dated January 13, 2000 (incorporated herein by reference to Exhibit 10.12 to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended (File No. 333-30098)).

         4.1 Article VI of the Articles of Incorporation of Insmed Incorporated (incorporated herein by reference to Annex H to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended (File No. 333-30098)).

         4.2 Specimen Stock Certificates Representing Common Stock, $.01 par value per share, of the Company (incorporated herein by reference to Exhibit 4.2 to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended (File No. 333-30098)).

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Ernst & Young LLP.

         99.1 Press Release dated June 1, 2000 (incorporated by reference to the Company's Current Report on Form 8-K filed with the Commission on June 1, 2000 (File No. 0-30739)).

         99.2 Joint Proxy Statement/Prospectus dated May 4, 2000 of Insmed Pharmaceuticals and Celtrix (incorporated herein by reference to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended (File No. 333-30098)).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INSMED INCORPORATED


Date: June 15, 2000                     By: /s/ Michael D. Baer
                                           -------------------------
                                            Michael D. Baer
                                            Chief Financial Officer

                               INSMED INCORPORATED
                                INDEX TO EXHIBITS


Exhibit Number

         2.1 Amended and Restated Agreement and Plan of Reorganization by and among Insmed, Inc., Celtrix Pharmaceuticals, Inc., Celtrix Mergersub, Inc. and Insmed Pharmaceuticals, Inc. dated as of February 9, 2000 (incorporated herein by reference to Annex A to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "Commission") on February 10, 2000, as amended (File No. 333-30098)).

         2.2 Purchase Agreement among Insmed, Inc., Insmed Pharmaceuticals, Inc. and certain investors named therein dated January 13, 2000 (incorporated herein by reference to Exhibit 10.12 to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended (File No. 333-30098)).

         4.1 Article VI of the Articles of Incorporation of Insmed Incorporated (incorporated herein by reference to Annex H to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended (File No. 333-30098)).

         4.2 Specimen Stock Certificates Representing Common Stock, $.01 par value per share, of the Company (incorporated herein by reference to Exhibit 4.2 to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended (File No. 333-30098)).

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Ernst & Young LLP.

         99.1 Press Release dated June 1, 2000 (incorporated by reference to the Company's Current Report on Form 8-K filed with the Commission on June 1, 2000 (File No. 0-30739)).

         99.2 Joint Proxy Statement/Prospectus dated May 4, 2000 of Insmed Pharmaceuticals and Celtrix (incorporated herein by reference to the Joint Proxy Statement/Prospectus included in the Company's Registration Statement on Form S-4 filed with the Commission on February 10, 2000, as amended (File No. 333-30098)).